                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): January 27, 2014

                              ADIA NUTRITION, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                     1115 W Collins Avenue, Orange, CA 92867
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 940-0155

                       P.O. Box 636, Kurtistown, HI 96760
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Adia Nutrition, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2013, Adia Nutrition announced an exclusive Letter of Intent from LiveWire Ergogenics, Inc. (OTCQB: LVVV) to license the assets used to operate the Adia Nutrition probiotics business in return for an equity stake in LVVV (LiveWire Ergogenics, Inc.) and a revenue-based royalty agreement.

Adia Nutrition, Inc. announced in a previous filing that it is adopting a new corporate name, Homeland Forensics, Inc., and that it has formed and intends to spin-out a subsidiary known as Public Startup Company, Inc. to enable secure Internet-based crowd funding in a revised strategy to maximize the value of its legacy business assets in the fields of security and forensics.

Today, in connection with these previous negotiations with LiveWire Ergogenics, Inc. and as part of the Company's developing plan for the spin-out of Homeland Forensics, Inc. the Company's current Chief Executive Officer, Chief Financial officer, President, Treasurer, Secretary, and sole director, Jason Coombs, has resigned, effective January 27, 2014.

Bill Hodson, CEO of LiveWire Ergogenics, Inc. has been appointed CEO of Adia Nutrition, Inc. to replace the Company's outgoing CEO, Jason Coombs. Mr. Hodson has also been named the sole director of the Company, replacing Mr. Coombs.

The Company once again plans to conclude a spin-out of Homeland Forensics, Inc. which will include the subsidiary known as Public Startup Company, Inc. The new spin-out company will be a private company incorporated in Washington, D.C.

Jason Coombs will be named as the CEO and Chairman of Homeland Forensics, Inc. and Mr. Coombs remains CEO of its new subsidiary, Public Startup Company, Inc.

Adia Nutrition is filing the attached ACTION BY WRITTEN CONSENT OF THE SOLE DIRECTOR OF THE BOARD OF DIRECTORS OF ADIA NUTRITION, INC. dated 27 January 2014 to ensure that investors and other interested parties are informed in a consistent and fair manner about the Company's ongoing business development.


Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. ACTION BY WRITTEN CONSENT OF THE SOLE DIRECTOR OF THE BOARD OF DIRECTORS OF ADIA NUTRITION, INC.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2014

                                   Adia Nutrition, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer

EXHIBIT 1

ACTION BY WRITTEN CONSENT
OF THE SOLE DIRECTOR OF
THE BOARD OF DIRECTORS OF
ADIA NUTRITION, INC.

a Nevada Corporation

Effective as of January 27, 2014


	The undersigned, being the sole director of Adia Nutrition, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority vested in the undersigned by Section 78.315(b) of the Nevada Revised Statutes and the Bylaws of the Corporation, hereby consents to and adopts the following recitals and resolutions by written consent in lieu of a special meeting of the Board of Directors of the Corporation (the "Board"), which recitals and resolutions shall be valid and effective as if adopted at a duly called, noticed and held special meeting:

APPOINTMENT OF DIRECTOR TO FILL VACANCY, RESIGNATION OF FORMER SOLE DIRECTOR AND SOLE CORPORATE OFFICER

WHEREAS, the Corporation currently has vacancies on its Board of Directors; and

WHEREAS, the Corporation currently has a sole Director who also serves as the Secretary, Treasurer, Chief Financial Officer, Chief Executive Officer and President of the Corporation; and

WHEREAS, the sole Director wishes to resign all positions currently held, and to appoint a successor director and officer by written appointment and consent; and

WHEREAS, the sole Director has identified a qualified director candidate to fill one of the vacant Director positions, and to fill the newly-vacated officer positions; and

WHEREAS, the sole Director deems it to be in the best interest of the Corporation and its stockholders to appoint Bill Hodson as a director of the Corporation, and also as new Treasurer / Secretary / President / Chief Financial Officer / Chairman and Chief Executive Officer of the Corporation, pending his acceptance.

NOW, THEREFORE, BE IT RESOLVED, that the sole member of the Board deems it advisable and in the best interests of the Corporation and its stockholders to fill a vacancy on the Board of Directors and to immediately thereafter also appoint a new Secretary / Treasurer / President / Chief Financial Officer and Chief Executive Officer of the Corporation.

RESOLVED FURTHER, that effective immediately, the sole member of the Board deems it to be in the best interests of the Corporation and its shareholders that Bill Hodson be, and hereby is appointed as a director of the Corporation to fill one of the current vacancies, and, pending the resignation of Jason Coombs from his Officer positions as Secretary / Treasurer / President Chief Financial Officer and Chief Executive Officer, Bill Hodson is hereby appointed Secretary / Treasurer / President / Chief Financial Officer and Chief Executive Officer of the Corporation.

RESOLVED FURTHER, that Bill Hodson shall hold such positions until the next annual meeting of stockholders or until successors have been elected and have qualified.

RESOLVED FURTHER, that the executed acceptance of Bill Hodson as director, Secretary, Treasurer, President, Chief Financial Officer, and Chief Executive Officer of this Corporation are attached hereto as Exhibit A.

RESOLVED FURTHER, that the executed resignation of Jason Coombs as Secretary / Treasurer / President / Chief Financial Officer and Chief Executive Officer of this Corporation is attached hereto as Exhibit B.

GENERAL AUTHORITY

RESOLVED FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to take such actions and to execute such other agreements, documents and instruments as such officers or officer may deem necessary or advisable in order to effect the purposes and intentions of all of the foregoing resolutions;

RESOLVED FURTHER, that every act, action, agreement, document or instrument done, performed, made, executed or delivered by, on behalf of or in the name of the Corporation in order to carry out the purposes and intentions of the foregoing resolutions is hereby authorized, approved and ratified in all respects;

RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is authorized to certify and deliver a copy of these resolutions, or any one or more of them, to such persons, corporations, entities or firms as such Secretary or Assistant Secretary may deem necessary or advisable; and

RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation hereby is authorized and directed to file this Written Consent with the minutes of the proceedings of the Board.

	IN WITNESS WHEREOF, the undersigned, being the sole director of the Corporation, has executed this Written Consent of the Board of Directors of Adia Nutrition, Inc., to be effective as of the date first set forth above.

                                       /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs
                                       Sole Director

EXHIBIT A


ACCEPTANCE AS DIRECTOR

	The undersigned, Bill Hodson, hereby accepts his appointment as a Director of Adia Nutrition, Inc., effective January 27, 2014.


                                       /s/ Bill Hodson
                                       -------------------------------------
                                       Bill Hodson

ACCEPTANCE AS OFFICER


	The undersigned, Bill Hodson, hereby accepts his appointment as Secretary, Treasurer, President, Chief Financial Officer and Chief Executive Officer of Adia Nutrition, Inc., effective as of January 27, 2014.


                                       /s/ Bill Hodson
                                       -------------------------------------
                                       Bill Hodson

EXHIBIT B



RESIGNATION OF SECRETARY, TREASURER, PRESIDENT, CHIEF FINANCIAL OFFICER, CHIEF EXECUTIVE OFFICER

RESIGNATION AS OFFICER


	The undersigned, Jason Coombs, hereby resigns as Secretary, Treasurer, President, Chief Financial Officer and Chief Executive Officer of Adia Nutrition, Inc., effective as of January 27, 2014.


                                       /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs